UNITED STATES
     SECURITIES AND EXCHANGE COMMISSION

     Washington, D.C. 20549

     FORM 8-K

     CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):     June 17, 2009

     TRANS ENERGY, INC.
     (Exact name of registrant as specified in its charter)

NEVADA	0-2350	93-0997412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Second Street, P.O. Box 393, St. Mary's, West Virginia 26170

     (Address of principal executive offices)

Registrant's telephone number, including area code: (304) 684-7053

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01     Changes in Registrant’s Certifying Accountant.

(a) On June 17, 2009, GBH CPAs, PC (“GBH CPAs”) was dismissed as the certifying accountant for Trans Energy, Inc. (the “Company”).

GBH CPAs has served since October 1, 2007 as the certifying accountant for the Company’s financial statements. Its audit report to the Company’s financial statements for the year ended December 31, 2008, includes a modification expressing substantial doubt as to the Company’s ability to continue as a going concern because the Company had generated significant losses from operations and had a working capital deficit. GBH CPAs’ audit report for the year ended December 31, 2007 also expressed substantial doubt as to the Company’s ability to continue as a going concern because the Company has generated significant losses from operations, had an accumulated deficit and had a working capital deficit. The audit reports contain no other adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2008 and 2007 and the subsequent interim periods preceding the change, there were no disagreements with GBH CPAs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of GBH CPAs would have caused GBH CPAs to make reference to the subject matter of the disagreements in connection with any reports it would have issued. Also, there were no "reportable events" as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

The Company has provided GBH CPAs with a copy of the foregoing disclosure, and has requested that GBH CPAs furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. The Company has filed as an Exhibit to this Form 8-K a copy of the letter from GBH CPAs required by Item 304(a)(3) of Regulation S-K.

(b) On June 23, 2009, the Company entered into an engagement letter with Maloney + Novotny LLC (“Maloney + Novotny”) to assume the role of its new certifying accountant. Maloney + Novotny has been asked to audit the Company’s financial statements for the year ending December 31, 2009. During the two most recent fiscal years and the subsequent interim periods prior to the engagement of Maloney + Novotny, the Company did not consult with Maloney + Novotny with regard to:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or

(ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-K).

            The decision to change the Company’s certifying accountant and the engagement of the new certifying accountant was recommended and approved by the Company’s Board of Directors.

Section 9 – Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

     (c)     Exhibits

     Exhibit No.          Description

    16.1        Letter from GBH CPAs, PC, dated June 19, 2009 regarding its concurrence  or disagreement with the statements made by the Company in the current report concerning the resignation of GBH CPAs, PC as the Company's principal accountant.

_____________

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANS ENERGY, INC.
Date: June 26,2009	By: /s/ Jim Abcouwer
Jim Abcouwer
President